                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2001


                               Kaydon Corporation
             (Exact name of Registrant as specified in its charter)



                                       0-12640                   13-3186040
         Delaware                    (Commission               (IRS Employer
(State or other jurisdiction          File Number)           Identification No.)
      of incorporation)


                     315 East Eisenhower Parkway, Suite 300
                               Ann Arbor, MI 48108
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (734) 747-7025

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         The Registrant sold substantially all of the assets and liabilities of its Fluid Power Products Group in a transaction effective as of December 31, 2001. A copy of the press release, dated January 4, 2002, issued by the Registrant relating to the sale is attached as Exhibit 99 to this report and is incorporated in this report by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)      Exhibits.

                 Exhibit No.               Description

                 99                        Press Release, dated January 4, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 4, 2002                     KAYDON CORPORATION


                                    /s/  Kenneth W. Crawford
                                    ----------------------------
                                By: Kenneth W. Crawford
                                    Vice President and Corporate Controller
                                    (Principal Accounting Officer)